EXHIBIT 99.1

[HURON CONSULTING GROUP LOGO]
NEWS

FOR IMMEDIATE RELEASE
May 14, 2007

Huron Consulting Group Appoints Chief Operating Officer

Huron Also Announces Vice President Promotion

CHICAGO - May 14, 2007 - Huron Consulting Group (NASDAQ: HURN), a leading provider of financial and operational consulting services, today announced the appointment of Daniel P. Broadhurst as chief operating officer (COO). Huron also announced the promotion of David M. Shade to vice president, Healthcare.

“Dan has been an integral part in Huron’s operations and strategy, significantly contributing to the Company’s rapid growth and success,” said Gary E. Holdren, chairman and chief executive officer, Huron Consulting Group. “I also want to recognize David for his outstanding work with our healthcare and hospital clients. In addition, I want to personally congratulate both Dan and David on their well-deserved new roles. Huron looks forward to their leadership as we continue to grow.”

Most recently, Broadhurst served as Huron’s vice president of Operations and Business Strategy. In his new role as COO, he will continue to work closely with Huron’s practice leaders and the executive team regarding practice performance, resource planning and all other aspects of business planning and development. He will also continue to serve as the Company’s Quality Officer, as well as serve clients in the disputes and investigations area. Broadhurst is based in Huron’s Chicago office.

In his new role, David M. Shade will become the vice president, Healthcare, which serves hospitals and health systems. This practice’s experienced professionals provide consulting services related to performance improvement, hospital turnarounds, merger/affiliation strategies, labor productivity, non-labor cost management, information technology, revenue cycle improvement, physical practice management, interim management, clinical quality and medical management, and governance and board development. Shade, who is based in Chicago, previously served as the managing director of the Company’s Healthcare practice. He joined Huron in January 2007 with the acquisition of Wellspring Partners LTD.

About Huron Consulting Group
Huron Consulting Group helps clients effectively address complex challenges that arise in litigation, disputes, investigations, regulatory compliance, procurement, financial distress, and other sources of significant conflict or change. The Company also helps clients deliver superior customer and capital market performance through integrated strategic, operational, and organizational change. Huron provides services to a wide variety of both financially sound and distressed organizations, including Fortune 500 companies, medium-sized businesses, leading academic institutions, healthcare organizations, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com.

Statements in this press release, which are not historical in nature and concern Huron Consulting Group’s current expectations about the Company’s reported results for 2007 and future results in 2007 are "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future results, levels of activity, performance or achievements, including without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization and billing rates, number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions do not change from current expectations. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Therefore you should not place undue reliance on these forward-looking statements. Please see “Risk Factors” in our 2006 annual report on Form 10-K and in other documents we file with the Securities and Exchange Commission for a complete description of the material risks we face.

Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com

Investor Contact:
Gary L. Burge, Chief Financial Officer
312-583-8722
garyburge@huronconsultinggroup.com
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